THE AVATAR
                             ADVANTAGE INTERNATIONAL
                             EQUITY ALLOCATION FUND









                               Semi-Annual Report

                                  June 30, 1999

August 1999

Dear Shareholder,

We are pleased to report on the progress of The Avatar Advantage International Equity Allocation Fund for the six months ended June 30, 1999. Avatar's asset allocation philosophy of participating in rising markets worldwide while attempting to limit losses during such market downturns, helped the Fund realize a return of 3.42% for the period. We expect the Fund to benefit from being in existence for the full 1999 calendar year, contrary to 1998 when the Fund commenced operations in February.

The Morgan Stanley Capital International (MSCI) EAFE + Canada Index was up 4.40% for the same period.

1999-THE SECOND SIX MONTHS IN REVIEW

World financial markets began this period reeling from Brazil's financial turmoil and its decision to devalue its currency. President's Clinton's impeachment trial followed but quickly ended without the constitutional crisis that could roil the world's markets. Then NATO closed ranks to begin a 3 month military campaign in Kosovo resulting in a victory for the Allies. Economic forecasts for Europe were revised to reflect slower growth in the region, led by Germany and Italy. While these actions were ongoing, the Pacific Rim quietly worked its way out of its own financial crisis which last year seemed so bleak, led by resurgent economies in Thailand, Indonesia and Japan. The Euro, introduced in January, has fallen as the dollar gains strength against it and all other world currencies. Our models, which have helped us to anticipate and weather these storms, were responsible for our gradual increased presence in Japan and Hong Kong, while reducing our exposure in Europe, particularly in England, Germany and Italy.

1999 MARKET OUTLOOK

The likelihood of worldwide recession or deflation has abated. Falling currencies abroad should help U.S. companies regain a toehold, particularly in those Asian markets that evaporated over the past 2 years. The U.S. economy remains strong led by the American consumer's insatiable appetite for goods and services backed by the financial wherewithall to purchase them. The falling Euro has the Continent wary but no currency appears to have the strength to take on the dollar. Europe continues to stagnate somewhat as evidenced by declining growth rates throughout those countries in the EMU. We are encouraged by the adoption by European companies of the U.S. industry model of consolidation and cost cutting, which may help pull it out of its stagnation. Our models currently have turned positive on Japan and somewhat less so on Europe. On the negative side, unease and uncertainty for the time being remain throughout Asia, with all sides hoping the recovery will not only continue but strengthen the underlying fundamentals in the affected countries. Latin America, with Brazil in particular, continues to remain an area of concern for the long term. Other concerns center on the Y2K problem in those foreign countries that appear to be lagging in preparation and continuing ethnic conflicts around the world, which appear to be increasing and which can explode at any time as witnessed in Kosovo. In short, the world and its markets still face major challenges to stability.

Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We believe we have done this. Our plan for the remainder of the year is to continue this strategy and to hopefully produce results that meet with your approval.

Sincerely,

/s/ Theodore M. Theodore

Theodore M. Theodore
Portfolio Manager

Past performance is not predictive of future performance.

The Morgan Stanley Capital International (MSCI) EAFE plus Canada Index is a capitalization-weighted index comprised of stocks representing a sampling of companies in a manner that replicates the industry composition of certain foreign markets. Countries included in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Indexes do not incur expenses and are not available for direct investment.

The Fund's average annual total return for the period from inception on February 2, 1998 through June 30, 1999 was 6.40%. The Fund's total return for the one-year ended June 30, 1999 was 0.93%.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND


SCHEDULE OF INVESTMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares      OPEN-END FUNDS: 99.93%                               Market Value
--------------------------------------------------------------------------------


  1,400       WEBS - Australia Index Series.................         $ 15,663
  1,100       WEBS - Canada Index Series....................           15,468
  2,500       WEBS - France Index Series....................           56,250
  2,600       WEBS - Germany Index Series...................           56,713
    700       WEBS - Hong Kong Index Series.................            9,013
  4,600       WEBS - United Kingdom Index Series............           99,187
    600       WEBS - Italy Index Series.....................           14,738
  1,100       WEBS - Switzerland Index Series...............           17,393
    400       WEBS - Spain Index Series.....................           11,125
  1,200       WEBS - Netherlands Index Series...............           29,775
  8,700       WEBS - Japan Index Series.....................          108,750
                                                                     --------
                                                                      434,075
                                                                     --------
              Total Open-End Funds
                (cost $408,959).............................          434,075
                                                                     --------

Principal
 Amount       SHORT-TERM INVESTMENTS: 5.14%
--------------------------------------------------------------------------------
  22,326      Firstar Stellar Treasury Fund.................           22,326
                                                                     --------

              Total Investments in Securities
                 (cost $431,285+): 105.07% .................          456,401
              Liabilities in excess of other assets: (5.07%)          (22,028)
                                                                     --------
              TOTAL NET ASSETS: 100.0% .....................         $434,373
                                                                     ========

+Gross unrealized appreciation and depreciation of securities is as follows:

              Gross unrealized appreciation.................         $ 26,960
              Gross unrealized depreciation.................           (1,844)
                                                                     --------
                  Net unrealized depreciation...............         $ 25,116
                                                                     ========

WEBS (World Equity Benchmark Shares) are each a series of WEBS INDEX FUND, INC., an open-end management investment company. Each Index Series represents a portfolio of ordinary foreign shares and seeks to provide investment results that track the performance of that country's publicly traded equity securities in the aggregate.

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND


STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $431,285) ................................     $ 456,401
   Receivables:
      Due from Advisor ..........................................         9,152
      Dividends and interest ....................................           164
   Deferred Organization Cost ...................................         9,034
   Prepaid expenses .............................................         3,348
                                                                      ---------
         Total assets ...........................................       478,099
                                                                      ---------

LIABILITIES
   Payables:
      Administration fee ........................................         2,311
      Distribution fee ..........................................            88
      Portfolio securities purchased ............................        17,584
      Fund shares repurchased ...................................            50
   Accrued expenses .............................................        23,693
                                                                      ---------
         Total liabilities ......................................        43,726
                                                                      ---------

NET ASSETS  .....................................................     $ 434,373
                                                                      =========

Net asset value, offering and redemption price per share
   ($434,373 / 42,270 shares outstanding; unlimited
   number of shares (par value $0.01) authorized) ...............     $   10.28
                                                                      =========

COMPONENTS OF NET ASSETS
   Paid-in capital ..............................................     $ 420,880
   Accumulated net investment loss ..............................        (4,218)
   Accumulated net realized loss on investments .................        (7,405)
   Net unrealized appreciation on investments ...................        25,116
                                                                      ---------
      Net assets ................................................     $ 434,373
                                                                      =========

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ...................................................    $ (1,203)
      Interest ....................................................         412
                                                                       --------
            Total income ..........................................        (791)
                                                                       --------

   Expenses
      Fund Accounting fees ........................................      15,868
      Administration fees (Note 3) ................................      14,876
      Professional fees ...........................................       8,927
      Transfer agent fees .........................................       8,431
      Reports to shareholders .....................................       3,472
      Custody fees ................................................       3,203
      Advisory fees ...............................................       2,077
      Trustees' fees ..............................................       1,676
      Other .......................................................       1,554
      Amortization of deferred organization costs .................       1,240
      Distribution fees (Note 4) ..................................         519
      Insurance expense ...........................................         414
      Registration fees ...........................................         363
                                                                       --------
         Total expenses ...........................................      62,620
         Less: advisory fee waiver and
            absorption (Note 3) ...................................     (59,193)
                                                                       --------
         Net expenses .............................................       3,427
                                                                       --------
            Net investment loss ...................................      (4,218)
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from security transactions ...................      (4,235)
   Net change in unrealized appreciation
     on investments ...............................................      22,285
                                                                       --------
      Net realized and unrealized gain on investments .............      18,050
                                                                       --------
         Net Increase in net assets resulting
           from operations ........................................    $ 13,832
                                                                       ========

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND


STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                 Six Months    February 2, 1998*
                                                    Ended           through
                                               June 30, 1999#  December 31, 1998
                                               --------------  -----------------

NET INCREASE IN ASSETS FROM
OPERATIONS
   Net investment (loss) income ............     $  (4,218)        $   8,940
   Net realized (loss) gain from security
    transactions ...........................        (4,235)            8,724
   Net change in unrealized appreciation
    on investments .........................        22,285             2,831
                                                 ---------         ---------
      Net increase in net assets resulting
       from operations .....................        13,832            20,495
                                                 ---------         ---------

DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................            --            (8,200)
   Realized capital gains ..................            --           (14,799)
                                                 ---------         ---------
      Total distributions ..................            --           (22,999)
                                                 ---------         ---------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
    net change in outstanding shares (a) ...         7,950           415,095
                                                 ---------         ---------
      Total increase in net assets .........        21,782           412,591
                                                 ---------         ---------
NET ASSETS
Beginning of period ........................       412,591                --
End of period (including accumulated net
 investment loss of $4,218 and $0,
 respectively) .............................     $ 434,373         $ 412,591
                                                 =========         =========

(a) A summary of capital shares transactions is as follows:

                              Six Months Ended         February 2, 1998* through
                               June 30, 1999#              December 31, 1998
                            --------------------       -------------------------
                            Shares       Value         Shares          Value
                            ------       -----         ------          -----

Shares sold ...........      777        $8,000         39,104        $ 392,147
Shares issued in
 reinvestment of
 distributions ........       --            --          2,398           22,998
Shares redeemed .......        4           (50)            (5)             (50)
                             ---        ------         ------        ---------
Net increase ..........      773        $7,950         41,497        $ 415,095
                             ===        ======         ======        =========

# Unaudited.
* Commencement of operations.

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD (UNAUDITED)
--------------------------------------------------------------------------------
                                                Six Months     February 2, 1998*
                                                   Ended            through
                                              June 30, 1999#   December 31, 1998
                                              --------------   -----------------

Net asset value, beginning of period..........    $ 9.94            $10.00
                                                  ------            ------

Income from investment operations:
   Net investment (loss) income...............     (0.10)             0.23
   Net realized and unrealized gain on
     investments..............................      0.44              0.30
                                                  ------            ------
Total from investment operations..............      0.34              0.53
                                                  ------            ------

Less distributions:
   From net investment income.................         -             (0.21)
   From realized capital gains................         -             (0.38)
                                                  ------            ------
Total distributions paid......................         -             (0.59)
                                                  ------            ------

Net asset value, end of period................    $10.28            $ 9.94
                                                  ======            ======

Total return..................................      3.42%++           5.50%++

Ratios/supplemental data:
Net assets, end of period (thousands).........     $ 434             $ 413

Ratio of expenses to average net assets:
   Before expense reimbursement...............     30.14%+           31.32%+
   After expense reimbursement................      1.65%+            1.65%+

Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement...............    (30.52%)+         (27.25%)+
   After expense reimbursement................     (2.03%)+           2.45%+

Portfolio turnover rate.......................     61.36%           177.43%

#Unaudited.
*Commencement of operations.
+Annualized.
++Not annualized.

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage International Equity Allocation Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on February 2, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at market value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $12,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 1999, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended June 30, 1999, the Fund incurred $2,077 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.65% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $59,193; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

      The Trust has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended June 30, 1999, the Fund paid the Advisor in the amount of $519.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ending June 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $265,387 and $247,088, respectively.

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  (800)841-0924


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104



      This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.